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Exhibit 32

CERTIFICATION OF OFFICERS
OF AML COMMUNICATIONS, INC.
PURSUANT TO 18 USC § 1350

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) each of the undersigned officers of AML Communications, Inc. (the "Company") does hereby certify, to such officer's knowledge, that:

  (a)
  The annual report on Form 10-KSB for the year ended March 31, 2004 of the Company fully complies with the requirements of section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

  (b)
  Information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:    June 29, 2004

/s/ Jacob Inbar Jacob Inbar, Chief Executive Officer
/s/ Susan Fite Susan Fite, Principal Accounting Officer

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  Exhibit 32
CERTIFICATION OF OFFICERS OF AML COMMUNICATIONS, INC. PURSUANT TO 18 USC § 1350